UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2013

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Illinois

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(State or Other Jurisdiction of Incorporation)

0-31248	36-2554642
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(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road, Northbrook, Illinois 60062
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On July 17, 2013, the Registrant entered into a stock purchase agreement (the “Purchase Agreement”) with Resolution Life Holdings, Inc. (“Resolution Life”) and Resolution Life L.P.  Pursuant to the terms of the Purchase Agreement, Resolution Life has agreed to acquire all of the shares of the Registrant’s wholly owned subsidiary, Lincoln Benefit Life Company, for cash equal to $600 million, subject to adjustment as specified in the Purchase Agreement.

Pursuant to a reinsurance agreement, the Registrant will continue to reinsure on a 100% coinsurance basis, life insurance policies sold through the Allstate agency channel, variable annuities previously retroceded by the Registrant to insurance affiliates of Prudential Financial, Inc., and certain other annuity business.  In addition, at the closing of the transactions, the Registrant will enter into agreements to provide administrative and transition services to Resolution Life.

The Purchase Agreement contains customary representations and warranties as well as covenants by each of the parties.  The representations and warranties in the Purchase Agreement are the product of negotiation among the parties to the Purchase Agreement and are for the sole benefit of such parties.  Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Purchase Agreement without notice or liability to any other person.  In some instances, the representations and warranties in the Purchase Agreement may represent an allocation among the parties of risk associated with particular matters, and the assertions embodied in those representations and warranties are qualified by information disclosed by one party to the other in connection with the execution of the Purchase Agreement.  Consequently, persons other than the parties to the Purchase Agreement may not rely upon the representations and warranties in the Purchase Agreement as characterizations of actual facts or circumstances as of the date of the Purchase Agreement or as of any other date.  Each of the Registrant and Resolution Life has agreed to indemnify the other for breaches or inaccuracies of its representations, warranties, and covenants as well as for certain other specified matters.

The transaction is expected to close in the fourth quarter of 2013.  Completion of the transaction is subject to receipt of insurance regulatory approvals and satisfaction of other customary closing conditions.

The above description of the Purchase Agreement and the agreed forms of the related agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and such forms of related agreements incorporated herein by reference as Exhibit 10.1 to this report.

Section 8 – Other Events

Item 8.01.  Other Events.

On July 17, 2013, The Allstate Corporation, the indirect owner of all of Registrant’s issued and outstanding stock, issued a press release in connection with the Purchase Agreement described in Item 1.01 above.  A copy of the press release is incorporated herein by reference as Exhibit 99 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1

Stock Purchase Agreement, dated July 17, 2013, among the Registrant, Resolution Life Holdings, Inc, and Resolution Life L.P. Incorporated herein by reference to Exhibit 10.1 to The Allstate Corporation’s Current Report on Form 8-K filed July 22, 2013. (SEC File No. 001-11840)

99	Press Release dated July 17, 2013. Incorporated herein by reference to Exhibit 99 to The Allstate Corporation’s Current Report on Form 8-K filed July 22, 2013. (SEC File No. 001-11840)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By:	/s/ Jennifer M. Hager
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	Name:	Jennifer M. Hager
	Title:	Assistant Secretary
Date: July 23, 2013